UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2019, John J. Ferriola, Chairman and Chief Executive Officer of Nucor Corporation (the “Company”), informed the Company’s Board of Directors (the “Board”) that he will retire as Chairman and Chief Executive Officer on December 31, 2019, and the Board elected Leon J. Topalian to be President and Chief Operating Officer of the Company, effective September 5, 2019, and to succeed Mr. Ferriola as Chief Executive Officer of the Company on January 1, 2020, in connection with the Company’s planned succession process.

Mr. Ferriola, age 67, joined the Company in 1991, and has served as Chairman since 2014, as CEO since 2013 and as a director since 2011. Mr. Ferriola’s resignation was voluntary and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Topalian, age 51, served as an Executive Vice President of the Company from 2017 to 2019 and as a Vice President of the Company from 2013 to 2017. He has been employed by the Company in various capacities since 1996, including serving as general manager at two of the Company’s facilities, in Arkansas and Illinois, as well as a Melting and Casting Manager, an Operations Manager, a cold mill production supervisor and a project engineer.

There are no arrangements or understandings between Mr. Topalian and any other persons pursuant to which he was selected as an officer. Mr. Topalian has no family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and Mr. Topalian that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

A copy of the news release announcing the events described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	News Release of Nucor Corporation issued September 6, 2019

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL (included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: September 9, 2019	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President